UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A


                                (AMENDMENT NO. 1)
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 16, 2005
                                                       -------------------------

                      Lexington Corporate Properties Trust
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               1-12386                                    13-3717318
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      (Commission File Number)                (IRS Employer Identification No.)

                One Penn Plaza, Suite 4015
                    New York, New York                      10119-4015
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         (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 692-7200
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The purpose of this amendment is to amend the Current Report on Form 8-K (the "Original Form 8-K") filed by Lexington Corporate Properties Trust (the "Trust") on February 22, 2005. The Original Report is being amended to:

     o correct a typographical error in the table under "Executive Salary Increases and Long-Term Incentive Awards" in Item 1.01; and

     o remove the sentence "The Common Shares will (i) vest ratably over three years on the next three anniversaries of the grant date and (ii) be entitled to voting rights and receive dividends," from the second paragraph under Non-Employee Trustee Compensation.

We are restating the Original Form 8-K in its entirety.

Item 1.01.        Entry Into a Material Definitive Agreement

Executive Salary Increases and Long-Term Incentive Awards
---------------------------------------------------------

On February 16, 2005, the Compensation Committee of the Board of Trustees of Lexington Corporate Properties Trust (the "Trust") granted increases in annual base salaries and long-term incentive awards, in the form of grants of common shares of beneficial interest, par value $0.0001 per share ("Common Shares") of the Trust, under the Trust's 2002 Equity-Based Award Plan (the "2002 Plan") to the executive officers of the Trust: E. Robert Roskind, Chairman of the Trust; Richard J. Rouse, Vice Chairman and Chief Investment Officer of the Trust; T. Wilson Eglin, Chief Executive Officer, President and Chief Operating Officer of the Trust; Patrick Carroll, Chief Financial Officer, Executive Vice President and Treasurer of the Trust; and John B. Vander Zwaag, Executive Vice President of the Trust. The increases, resulting base salaries for 2005 and awards are set forth in the following table:


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                                                                  Value of Long-
                                                  2005 Base       Term Incentive
                          Salary Increase          Salary             Award
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E. Robert Roskind       $          45,000  $         425,000  $         950,000
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T. Wilson Eglin                    45,000            425,000            950,000
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Richard J. Rouse                   40,000            410,000            700,000
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Patrick Carroll                    25,000            300,000            600,000
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John B. Vander Zwaag               25,000            290,000            411,400
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Long-term incentive awards will be paid by the issuance of Common Shares, which are subject to certain vesting requirements under the 2002 Plan. The number of Common Shares issued will be determined by dividing the amount of the award as specified above by the closing price of the Common Shares on the New York Stock Exchange on February 16, 2005 ($22.28 per share). The Common Shares issued in connection with the award will (i) vest ratably over five years on


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the next five anniversaries of the grant date and (ii) be entitled to voting rights and receive dividends.

Non-Employee Trustee Compensation
---------------------------------


On February 16, 2005, the Nominating and Corporate Governance Committee of the Trust approved revisions to the compensation program for non-employee Trustees of the Trust. This compensation program, as so revised, is described below:

Each non-employee Trustee will receive an annual cash retainer of $25,000. In addition to the annual retainer, the Trust has increased the Common Share award from 2,000 shares to 2,500 shares per year (approximate current value of $55,700, based upon the closing price of our Common Shares on the New York Stock Exchange of $22.28 per share on February 16, 2005).

The Chairpersons of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee and the Lead Trustee will each receive an additional annual cash retainer of $10,000. This is an increase for the Chairpersons of the Audit Committee and the Compensation Committee and the Lead Trustee of $2,500 from last year's additional annual cash retainer of $7,500. The Chairperson of the Nominating and Corporate governance Committee did not receive an additional annual cash retainer for 2004.

In addition, each non-employee Trustee will be compensated $1,000 per in-person meeting of the Board of Trustees or a Committee thereof, and $500 per telephonic meeting of the Board of Trustees or Committee thereof. These levels are the same as were in place during 2004.

Pursuant to the 1994 Outside Director Stock Plan, as amended, each non-employee Trustee is required to receive not less than 50% of such Trustee's fees in Common Shares based on a per share value equal to 95% of the trading value of Common Shares as of the date of payment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Lexington Corporate Properties Trust


Date: March 31, 2005                    By:  /s/ Patrick Carroll
                                             -----------------------------------
                                             Patrick Carroll
                                             Chief Financial Officer